UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number: 811-22061

    Name of Fund: BlackRock Funds II

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Local Currency Bond Fund

    Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

    Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

    Registrant’s telephone number, including area code: (800) 441-7762

    Date of fiscal year end: 12/31/2017

    Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Funds II

➢	BlackRock Emerging Markets Bond Fund
➢	BlackRock Emerging Markets Local Currency Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Information as of December 31, 2017	BlackRock Emerging Markets Bond Fund

Investment Objective

BlackRock Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION (a)

Asset Type	12/31/17
Foreign Agency Obligations	77%
Corporate Bonds	21
U.S. Treasury Obligations	2

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/17
AAA/Aaa(c)	1%
AA/Aa	—	(d)
A	11
BBB/Baa	23
BB/Ba	18
B	39
CCC/Caa	2
CC	1
D	4
NR	1

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.
(c)	Includes U.S. Treasury Obligations which are deemed AAA/Aaa by the investment adviser.
(d)	Representing less than 1% of the Fund’s total investments.

Expense Example

	Actual			Hypothetical (c)
	Beginning Account Value (07/27/17) (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/27/17) (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.30	$2.82	$1,000.00	$1,018.71	$2.82	0.65%
Class K	1,000.00	1,015.50	2.56	1,000.00	1,018.97	2.56	0.59%

(a)	Commencement of Operations.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 157/365 (to reflect the period from July 27, 2017, the commencement of operations, to December 31, 2017).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

Investment Objective

BlackRock Emerging Markets Local Currency Bond Fund’s (the “Fund”) investment objective is to seek total return.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION (a)

Asset Type	12/31/17
Foreign Agency Obligations	91%
Corporate Bonds	9

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	12/31/17
AAA/Aaa	1%
AA/Aa	9
A	30
BBB/Baa	41
BB/Ba	16
B	3

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

Expense Example

	Actual			Hypothetical (c)
	Beginning Account Value (07/27/17) (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/27/17) (a)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,019.60	$3.21	$1,000.00	$1,018.32	$3.21	0.74%
Class K	1,000.00	1,019.80	3.00	1,000.00	1,018.54	3.00	0.69%

(a)	Commencement of Operations.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 157/365 (to reflect the period from July 27, 2017, the commencement of operations, to December 31, 2017).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND INFORMATION	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on July 27, 2017 (commencement of operations) and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Corporate Bonds — 19.4%

Azerbaijan — 1.0%
Southern Gas Corridor CJSC, 6.88%, 03/24/26	USD	224	$254,520

British Virgin Islands — 2.0%
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25		249	247,246
Sinopec Group Overseas Development 2016 Ltd., 2.75%, 09/29/26		263	249,576

			496,822
Chile — 1.7%
Corp. Nacional del Cobre de Chile:
4.50%, 09/16/25		200	214,110
4.25%, 07/17/42		200	206,920

			421,030
Colombia — 0.4%
Ecopetrol SA, 5.88%, 05/28/45		90	91,890

Indonesia — 1.7%
Pertamina Persero PT, 4.30%, 05/20/23		200	209,002
Perusahaan Listrik Negara PT, 4.13%, 05/15/27		200	200,348

			409,350
Kazakhstan — 0.9%
KazMunayGas National Co. JSC, 4.75%, 04/19/27		212	223,215

Malaysia — 2.2%
Petronas Capital Ltd., 3.50%, 03/18/25		520	533,269

Mexico — 2.8%
Petroleos Mexicanos:
4.88%, 01/24/22		50	52,113
3.50%, 01/30/23		73	71,467
4.25%, 01/15/25		126	125,244
4.50%, 01/23/26		38	37,932
6.88%, 08/04/26		43	48,751
6.50%, 03/13/27		134	146,462
5.50%, 06/27/44		150	137,994
6.75%, 09/21/47		70	73,069

			693,032
Morocco — 0.8%
OCP SA, 4.50%, 10/22/25		200	200,143

Oman — 0.8%
Oman Sovereign Sukuk SAOC, 4.40%, 06/01/24		200	199,718

Peru — 0.8%
Petroleos del Peru SA, 4.75%, 06/19/32		200	202,250

South Africa — 1.0%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23		250	254,477

United States — 0.5%
Pemex Project Funding Master Trust, 6.63%, 06/15/35		118	126,064

Venezuela — 2.8%
Petroleos de Venezuela SA:
8.50%, 10/27/20		113	91,687
9.00%, 11/17/21		410	113,870
12.75%, 02/17/22		401	111,376
6.00%, 05/16/24		815	183,631
6.00%, 11/15/26		120	26,280
5.38%, 04/12/27		95	22,088
9.75%, 05/17/35		575	154,387

			703,319

Total Corporate Bonds — 19.4% (Cost — $5,033,403)			4,809,099

Security		Par (000)	Value
Foreign Agency Obligations — 72.6%
Argentine Republic Government International Bond:
6.88%, 04/22/21	USD	150	$163,350
5.63%, 01/26/22		50	52,750
7.50%, 04/22/26		171	193,598
6.88%, 01/26/27		74	80,845
8.28%, 12/31/33		199	233,644
2.50%, 12/31/38		80	58,812
7.13%, 06/28/49		25	25,763
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20		200	210,202
Brazilian Government International Bond:
2.63%, 01/05/23		200	192,600
6.00%, 04/07/26		200	223,500
5.00%, 01/27/45		200	186,400
Colombia Government International Bond:
2.63%, 03/15/23		200	195,500
4.50%, 01/28/26		200	213,300
5.63%, 02/26/44		200	229,000
Costa Rica Government International Bond:
4.25%, 01/26/23		200	195,000
7.00%, 04/04/44		200	206,460
Croatia Government International Bond, 5.50%, 04/04/23		333	367,132
Dominican Republic International Bond:
5.50%, 01/27/25		232	245,630
5.95%, 01/25/27		117	126,360
6.85%, 01/27/45		133	149,392
Ecuador Government International Bond:
10.75%, 03/28/22		250	292,187
8.75%, 06/02/23		250	276,562
7.95%, 06/20/24		200	212,500
8.88%, 10/23/27		200	220,000
Egypt Government International Bond:
6.13%, 01/31/22		200	209,210
5.88%, 06/11/25		250	252,359
8.50%, 01/31/47		200	229,620
El Salvador Government International Bond:
5.88%, 01/30/25		78	78,390
6.38%, 01/18/27		213	216,727
8.63%, 02/28/29		49	57,330
Gabon Government International Bond, 6.38%, 12/12/24		200	202,718
Ghana Government International Bond, 9.25%, 09/15/22		200	226,560
Guatemala Government Bond, 4.50%, 05/03/26		200	202,002
Hungary Government International Bond:
5.38%, 02/21/23		132	146,850
7.63%, 03/29/41		40	62,662
Indonesia Government International Bond:
3.38%, 04/15/23		200	201,793
4.35%, 01/08/27		200	211,676
5.25%, 01/08/47		200	226,182
Iraq International Bond:
6.75%, 03/09/23		200	204,516
5.80%, 01/15/28		250	241,135
Ivory Coast Government International Bond, 5.75%, 12/31/32		199	198,979
Jamaica Government International Bond, 6.75%, 04/28/28		200	226,500
Jordan Government International Bond, 6.13%, 01/29/26		200	205,750
Kazakhstan Government International Bond, 3.88%, 10/14/24		200	207,732
Lebanon Government International Bond:
5.45%, 11/28/19		40	39,684
6.10%, 10/04/22		448	435,373
6.00%, 01/27/23		90	86,200
6.25%, 11/04/24		40	38,415

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Lebanon Government International Bond (continued):
6.60%, 11/27/26	USD	75	$71,438
Mexico Government International Bond:
4.13%, 01/21/26		200	208,500
5.75%, 10/12/49		116	123,540
Mongolia Government International Bond, 5.13%, 12/05/22		200	198,029
Nigeria Government International Bond:
14.50%, 07/15/21	NGN	26,000	73,291
6.38%, 07/12/23	USD	200	212,268
16.29%, 03/17/27	NGN	18,000	55,455
7.88%, 02/16/32	USD	200	225,880
Oman Government International Bond:
4.75%, 06/15/26		250	242,647
5.38%, 03/08/27		240	242,099
Panama Government International Bond:
4.00%, 09/22/24		280	297,780
4.30%, 04/29/53		200	208,800
Paraguay Government International Bond, 5.00%, 04/15/26		200	215,000
Peruvian Government International Bond:
7.35%, 07/21/25		100	129,550
6.55%, 03/14/37		71	96,028
5.63%, 11/18/50		182	233,506
Philippine Government International Bond, 6.38%, 01/15/32		124	161,282
Poland Government International Bond:
5.00%, 03/23/22		111	121,545
3.00%, 03/17/23		160	162,679
3.25%, 04/06/26		150	153,169
Republic of Azerbaijan International Bond, 3.50%, 09/01/32		240	207,636
Republic of Belarus International Bond, 6.88%, 02/28/23		200	215,116
Republic of South Africa Government International Bond:
5.50%, 03/09/20		100	104,972
4.67%, 01/17/24		279	285,302
5.88%, 09/16/25		200	217,682
4.88%, 04/14/26		200	204,412
Romanian Government International Bond, 6.13%, 01/22/44		100	128,982
Russian Foreign Bond - Eurobond 4.50%, 04/04/22		200	211,709
7.50%, 03/31/30		366	420,100
5.25%, 06/23/47		200	209,260
Serbia International Bond, 4.88%, 02/25/20		281	291,537
Sri Lanka Government International Bond:
6.25%, 10/04/20		100	105,339
5.88%, 07/25/22		200	210,844
6.13%, 06/03/25		200	211,410
The Third Pakistan International Sukuk Co. Ltd., 5.50%, 10/13/21		200	202,070

Security		Shares/Par (000)	Value
Turkey Government International Bond:
5.63%, 03/30/21	USD	100	$105,260
5.13%, 03/25/22		200	207,300
3.25%, 03/23/23		200	189,488
4.88%, 10/09/26		200	197,263
4.88%, 04/16/43		200	175,438
Ukraine Government International Bond:
7.75%, 09/01/20		217	229,785
7.75%, 09/01/21		135	143,699
7.75%, 09/01/22		142	150,979
7.75%, 09/01/24		146	153,636
7.75%, 09/01/26		100	103,254
7.38%, 09/25/32		200	196,578
Uruguay Government International Bond:
4.38%, 10/27/27		150	160,628
5.10%, 06/18/50		160	177,600
Zambia Government International Bond, 8.97%, 07/30/27		200	224,763

Total Foreign Agency Obligations — 72.6% (Cost — $17,753,211)			18,033,378

Total Long-Term Investments — 92.0% (Cost — $22,786,614)			22,842,477

Short-Term Securities

Money Market Funds — 4.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.18%,(a)(c)		1,113,465	1,113,465

Total Money Market Funds — 4.5% (Cost — $1,113,465)			1,113,465

U.S. Treasury Obligations — 2.0%
US Treasury Bill (b):
1.27%, 02/22/18	USD	250	249,550
1.65%, 11/08/18		250	246,532

Total U.S. Treasury Obligations — 2.0% (Cost — $496,082 )			496,082

Total Short-Term Securities — 6.5% (Cost — $1,609,547)			1,609,547

Total Investments — 98.5% (Cost — $24,396,161)			24,452,024
Other Assets Less Liabilities — 1.5%			367,447

Net Assets — 100.0%			$24,819,471

(a)	Annualized 7-day yield as of period end.
(b)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(c)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund were as follows:

Affiliate	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,113,465	1,113,465	$1,113,465	$10,934	$5	$—

(a)	Includes net capital gain distributions, if applicable.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
30-Year Euro Buxl Bond	3	03/08/18	$590	$6,405
Euro Bund	2	03/08/18	388	2,853
Long U.S. Treasury Bond	11	03/20/18	1,683	6,086
U.S. Ultra Bond	2	03/20/18	335	(8,102)

				$7,242

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/2022	USD	300	$8,979	$12,064	$(3,085)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$12,064	$—	$—	$(3,085)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$15,344	$—	$15,344
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	12,064	—	—	—	—	12,064

	$—	$12,064	$—	$—	$15,344	$—	$27,408

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$8,102	$—	$8,102
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	3,085	—	—	—	—	3,085

	$—	$3,085	$—	$—	$8,102	$—	$11,187

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Bond Fund

For the period ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(67,785)	$—	$(67,785)
Forward foreign currency exchange contracts	—	—	—	639	—	—	639
Swaps	—	(29,009)	—	—	—	—	$(29,009)

	$—	$(29,009)	$—	$639	$(67,785)	$—	$(96,155)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,242	$—	$7,242
Swaps	—	(3,085)	—	—	—	—	(3,085)

	$—	$(3,085)	$—	$—	$7,242	$—	$4,157

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$971,085	(a)
Average notional value of contracts — Short	$2,897,107
Foreign currency exchange contracts:
Average USD amounts purchased	$132,365	(a)
Credit default swaps:
Average notional amount-buy protection	$916,500

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$2,599	$3,969
Swaps – OTC(a)	12,064	3,085

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$14,663	$7,054
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,599)	(3,969)

Total derivative assets and liabilities subject to an MNA	$12,064	$3,085

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Morgan Stanley & Co. International PLC	$12,064	$(3,085)	$—	$—	$8,979

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$3,085	$(3,085)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$4,809,099	$—	$4,809,099
Foreign Agency Obligations	—	18,033,378	—	18,033,378
Short-Term Securities	1,113,465	496,082	—	1,609,547

	$1,113,465	$23,338,559	$—	$24,452,024

Derivative Financial Instruments (a)
Assets:
Interest rate contracts	$15,344	$—	$—	$15,344
Liabilities:
Credit contracts	—	(3,085)	—	(3,085)
Interest rate contracts	(8,102)	—	—	(8,102)

	$7,242	$(3,085)	$—	$4,157

(a)	Derivative financial instruments are futures contracts and swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 8.3%

Brazil — 1.5%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	USD	350	$366,100

Cayman Islands — 1.0%
KSA Sukuk, Ltd., 2.89%, 04/20/22		250	248,221

Mexico — 0.4%
Petroleos Mexicanos, 7.19%, 09/12/24	MXN	2,453	110,823

Netherlands — 1.6%
Petrobras Global Finance BV, 5.38%, 01/27/21	USD	375	390,000

South Africa — 2.3%
Eskom Holdings SOC, Ltd.:
5.75%, 01/26/21		250	247,370
0.00%, 08/18/27(a)	ZAR	5,000	117,842
Transnet SOC, Ltd., 9.50%, 05/13/21		2,500	196,949

			562,161

Sweden — 1.5%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22	USD	350	373,944

Total Corporate Bonds — 8.3% (Cost — $2,066,648)			2,051,249

Foreign Agency Obligations — 82.8%
Argentina Bonar Bonds, (Argentina Deposit Rates Badlar Pvt Banks + 2.00%), 23.55%, 04/03/22(b)	ARS	287	14,373
Argentine Bonos del Tesoro:
18.20%, 10/03/21		1,850	102,697
16.00%, 10/17/23		830	43,861
15.50%, 10/17/26		1,730	93,382
Bonos de la Tesoreria de la Republica en pesos:
4.50%, 03/01/21	CLP	465,000	774,629
4.50%, 03/01/26		160,000	260,589
5.00%, 03/01/35		85,000	138,174
6.00%, 01/01/43		15,000	27,858
Brazil Notas do Tesouro Nacional:
Serie F, 10.00%, 01/01/21	BRL	1,294	401,641
Serie F, 10.00%, 01/01/25		810	243,793
Series F, 10.00%, 01/01/23		800	244,020
Series F, 10.00%, 01/01/27		838	249,045
Colombian TES:
11.00%, 07/24/20	COP	287,400	109,248
10.00%, 07/24/24		1,450,000	585,781
7.50%, 08/26/26		169,400	60,463
6.00%, 04/28/28		1,000,000	321,420
7.75%, 09/18/30		70,000	25,499
7.00%, 06/30/32		148,600	50,310
Czech Republic Government Bond, 1.50%, 10/29/19	CZK	16,500	785,718
European Investment Bank, 2.25%, 05/25/21	PLN	500	143,589
Hungary Government Bond:
2.00%, 10/30/19	HUF	159,800	638,168
3.00%, 06/26/24		30,000	126,911
5.50%, 06/24/25		26,700	130,192
Indonesia Government International Bond, 7.00%, 05/15/27	IDR	1,350,000	104,279
Indonesia Treasury Bond:
7.88%, 04/15/19		1,900,000	144,358
8.25%, 07/15/21		2,900,000	229,777
7.00%, 05/15/22		3,600,000	275,954
8.38%, 03/15/24		5,475,000	448,658
11.00%, 09/15/25		1,134,000	107,034
8.38%, 09/15/26		7,608,000	633,570

Security	Par (000)		Value
Indonesia Treasury Bond (continued):
6.13%, 05/15/28	IDR	1,000,000	$71,760
9.00%, 03/15/29		1,700,000	147,888
8.75%, 05/15/31		2,200,000	188,907
9.50%, 07/15/31		1,600,000	143,313
8.25%, 06/15/32		2,256,000	184,718
7.50%, 08/15/32		1,600,000	124,684
8.38%, 03/15/34		936,000	76,922
8.25%, 05/15/36		926,000	76,100
Kenya Infrastructure Bond, 12.50%, 05/12/25	KES	5,000	49,925
Malaysia Government Bond:
3.42%, 08/15/22	MYR	1,000	244,028
3.80%, 08/17/23		950	234,889
3.96%, 09/15/25		550	134,999
4.39%, 04/15/26		300	75,653
3.90%, 11/30/26		293	71,468
4.50%, 04/15/30		200	49,472
4.23%, 06/30/31		350	85,186
Mexican Bonos:
8.50%, 12/13/18	MXN	14,140	724,215
5.00%, 12/11/19		1,650	79,876
8.00%, 06/11/20		4,220	216,360
6.50%, 06/10/21		16,567	813,795
6.50%, 06/09/22		712	34,662
8.00%, 12/07/23		2,152	111,216
10.00%, 12/05/24		3,676	210,732
5.75%, 03/05/26		5,320	239,169
8.50%, 05/31/29		391	21,060
7.75%, 05/29/31		3,723	189,449
10.00%, 11/20/36		1,376	85,431
7.75%, 11/13/42		4,235	214,092
Nigeria Government International Bond:
14.50%, 07/15/21	NGN	19,000	53,559
16.29%, 03/17/27		18,000	55,455
16.25%, 04/18/37		17,000	55,340
Peruvian Government International Bond:
5.70%, 08/12/24	PEN	300	99,786
7.35%, 07/21/25	USD	200	259,100
8.20%, 08/12/26	PEN	100	37,982
6.35%, 08/12/28		871	294,241
6.95%, 08/12/31		1,199	421,684
Poland Government Bond, 2.50%, 07/25/26	PLN	285	77,437
Republic of Poland Government Bond:
0.00%, 04/25/19(a)		2,951	830,139
2.25%, 04/25/22		500	142,260
Republic of South Africa Government Bond:
7.00%, 02/28/31	ZAR	1,708	114,969
8.25%, 03/31/32		2,750	203,441
8.50%, 01/31/37		2,183	158,697
9.00%, 01/31/40		750	56,414
8.75%, 01/31/44		4,250	309,222
Romanian Government International Bond, 6.75%, 02/07/22	USD	350	400,750
Russian Federal Bond, 7.00%, 08/16/23	RUB	33,176	575,722
Russian Federal Bond - OFZ:
7.50%, 08/18/21		50,000	883,297
7.75%, 09/16/26		20,000	355,089
8.15%, 02/03/27		4,700	85,885
8.50%, 09/17/31		25,600	480,814
7.70%, 03/23/33		22,158	386,635
South Africa Government Bond:
8.88%, 02/28/35	ZAR	1,500	113,964
8.75%, 02/28/48		1,261	92,369

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Turkey Government Bond:
11.10%, 05/15/19	TRY	500	$128,347
8.50%, 07/10/19		100	24,799
10.50%, 01/15/20		675	170,419
10.70%, 02/17/21		1,200	301,781
9.20%, 09/22/21		760	182,470
11.00%, 03/02/22		425	107,974
8.50%, 09/14/22		300	69,806
7.10%, 03/08/23		650	141,112
10.40%, 03/20/24		425	104,274
10.60%, 02/11/26		925	226,766
11.00%, 02/24/27		550	138,825

Total Foreign Agency Obligations — 82.8% (Cost — $20,748,298)			20,555,784

Total Long-Term Investments — 91.1% (Cost — $22,814,946)			22,607,033

Short-Term Securities — 7.1%

Foreign Agency Obligations — 0.7%
Nigeria — 0.4%
Nigeria OMO Bill, 0.00%, 05/17/18(a)	NGN	33,000	85,724

Poland — 0.2%
Republic of Poland Government Bond, 2.50%, 07/25/18	PLN	177	51,194

Security	Shares/Par (000)		Value
Turkey — 0.1%
Turkey Government Bond, 8.70%, 07/11/18	TRY	125	$32,186

Total Foreign Agency Obligations — 0.7% (Cost — $170,040)			169,104

Money Market Funds — 6.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.18%(c)(d)		1,598,184	1,598,184

Total Money Market Funds — 6.4% (Cost — $1,598,184)			1,598,184

Total Short-Term Securities — 7.1% (Cost — $1,768,224)			1,767,288

Options Purchased — 0.1% (Cost — $25,475)			31,820

Total Investments — 98.3% (Cost — $24,608,645)			24,406,141
Other Assets Less Liabilities — 1.7%			410,841

Net Assets — 100.0%			$24,816,982

(a)	Zero-coupon bond.
(b)	Floating rate security. Rate shown is the rate in effect as of period end.
(c)	Annualized 7-day yield as of period end.

(d)	During the period ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at 12/31/2017	Value at 12/31/2017	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,598,184	1,598,184	$1,598,184	$8,358	$6	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund	1	03/08/18	$194	$(73)
10-Year U.S. Treasury Note	25	03/20/18	3,101	16,602
5-Year U.S. Treasury Note	3	03/29/18	348	1,590

				$18,119

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	191,270	USD	57,508	Deutsche Bank AG	01/24/18	$19
BRL	204,170	USD	61,264	Deutsche Bank AG	01/24/18	141
BRL	162,580	USD	48,865	Goldman Sachs International	01/24/18	32
BRL	408,990	USD	122,610	Goldman Sachs International	01/24/18	397

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	71,220	USD	21,394	Morgan Stanley & Co. International PLC	01/24/18	$26
BRL	253,440	USD	76,142	Morgan Stanley & Co. International PLC	01/24/18	82
BRL	375,630	USD	111,961	Morgan Stanley & Co. International PLC	01/24/18	1,013
COP	1,606,952,250	USD	535,294	Morgan Stanley & Co. International PLC	01/24/18	2,104
CZK	9,764,430	USD	452,707	Morgan Stanley & Co. International PLC	01/24/18	6,383
IDR	213,465,220	USD	15,667	Deutsche Bank AG	01/24/18	96
IDR	327,153,770	USD	24,020	Morgan Stanley & Co. International PLC	01/24/18	137
IDR	645,965,680	USD	47,323	Morgan Stanley & Co. International PLC	01/24/18	375
IDR	730,691,980	USD	53,727	Morgan Stanley & Co. International PLC	01/24/18	227
IDR	846,001,390	USD	62,033	Morgan Stanley & Co. International PLC	01/24/18	436
INR	27,806,490	USD	432,416	Goldman Sachs International	01/24/18	2,649
MXN	509,598	USD	25,649	Goldman Sachs International	01/24/18	169
MXN	2,045,000	USD	103,038	Goldman Sachs International	01/24/18	570
MXN	253,667	USD	12,769	Morgan Stanley & Co. International PLC	01/24/18	83
MXN	1,761,251	USD	88,629	Morgan Stanley & Co. International PLC	01/24/18	603
MXN	3,606,515	USD	181,302	Morgan Stanley & Co. International PLC	01/24/18	1,420
PEN	945,880	USD	290,772	BNP Paribas S.A.	01/24/18	678
PEN	187,040	USD	57,068	Morgan Stanley & Co. International PLC	01/24/18	564
PHP	15,535,000	USD	307,624	Goldman Sachs International	01/24/18	3,445
PHP	31,071,530	USD	614,608	Morgan Stanley & Co. International PLC	01/24/18	7,559
PLN	4,971,650	USD	1,392,073	Goldman Sachs International	01/24/18	36,196
RUB	1,692,280	USD	28,507	Goldman Sachs International	01/24/18	768
RUB	2,800,200	USD	47,377	Morgan Stanley & Co. International PLC	01/24/18	1,065
TRY	2,401,320	USD	617,274	Bank of America N.A.	01/24/18	12,069
TRY	362,280	USD	92,702	Deutsche Bank AG	01/24/18	2,245
TRY	1,180,000	USD	302,297	Royal Bank of Scotland PLC	01/24/18	6,960
USD	18,447	COP	55,101,720	Morgan Stanley & Co. International PLC	01/24/18	20
USD	1,589,113	MXN	30,385,430	Deutsche Bank AG	01/24/18	49,656
USD	31,486	PHP	1,571,130	Morgan Stanley & Co. International PLC	01/24/18	26
USD	23,956	ZAR	295,930	Goldman Sachs International	01/24/18	115
ZAR	1,401,148	USD	110,550	BNP Paribas S.A.	01/24/18	2,334
ZAR	120,112	USD	9,408	Goldman Sachs International	01/24/18	269
ZAR	249,922	USD	19,656	Goldman Sachs International	01/24/18	480
ZAR	350,740	USD	27,402	Goldman Sachs International	01/24/18	856
ZAR	849,080	USD	61,651	Goldman Sachs International	01/24/18	6,756
ZAR	713,530	USD	52,044	Morgan Stanley & Co. International PLC	01/24/18	5,443
ZAR	1,579,618	USD	123,389	Morgan Stanley & Co. International PLC	01/24/18	3,874
RON	1,340,000	USD	340,932	Goldman Sachs International	01/25/18	3,582
RON	1,340,000	USD	341,393	Morgan Stanley & Co. International PLC	01/25/18	3,122
RON	1,342,880	USD	342,340	Morgan Stanley & Co. International PLC	01/25/18	2,915
KZT	7,585,480	USD	22,360	Morgan Stanley & Co. International PLC	01/31/18	324
KZT	5,932,720	USD	17,411	Deutsche Bank AG	02/08/18	306
KZT	8,774,300	USD	25,693	Morgan Stanley & Co. International PLC	02/08/18	508
KZT	4,266,510	USD	12,439	Deutsche Bank AG	02/20/18	273
KZT	8,720,980	USD	25,519	Goldman Sachs International	02/20/18	466
USD	188,551	MYR	766,930	Goldman Sachs International	02/22/18	65
USD	188,215	MYR	765,000	Morgan Stanley & Co. International PLC	02/22/18	203
KZT	3,880,520	USD	11,397	Goldman Sachs International	02/26/18	153
KZT	2,970,550	USD	8,730	Morgan Stanley & Co. International PLC	02/26/18	111
KZT	4,506,890	USD	13,263	Goldman Sachs International	03/12/18	119
KZT	5,034,090	USD	14,832	Morgan Stanley & Co. International PLC	03/12/18	115
KZT	11,115,390	USD	32,692	Morgan Stanley & Co. International PLC	03/12/18	312

						170,914

ARS	2,582,480	USD	144,172	Royal Bank of Scotland PLC	01/24/18	(7,061)
BRL	47,950	USD	14,472	Deutsche Bank AG	01/24/18	(51)
BRL	1,877,750	USD	568,584	Morgan Stanley & Co. International PLC	01/24/18	(3,835)
MXN	1,251,330	USD	65,252	Deutsche Bank AG	01/24/18	(1,854)
MXN	437,800	USD	22,697	Goldman Sachs International	01/24/18	(517)
MXN	2,058,878	USD	107,316	Goldman Sachs International	01/24/18	(3,005)
MXN	544,360	USD	28,263	Morgan Stanley & Co. International PLC	01/24/18	(683)
MXN	959,750	USD	49,625	Morgan Stanley & Co. International PLC	01/24/18	(1,000)

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,170,650	USD	60,747	Morgan Stanley & Co. International PLC	01/24/18	$(1,437)
MXN	1,185,450	USD	61,574	Morgan Stanley & Co. International PLC	01/24/18	(1,514)
MXN	1,195,280	USD	61,875	Morgan Stanley & Co. International PLC	01/24/18	(1,317)
MXN	1,781,050	USD	92,791	Morgan Stanley & Co. International PLC	01/24/18	(2,555)
USD	153,685	CLP	95,453,640	Bank of America N.A.	01/24/18	(1,423)
USD	18,259	CLP	11,644,790	Goldman Sachs International	01/24/18	(663)
USD	404,163	CLP	257,371,090	Goldman Sachs International	01/24/18	(14,054)
USD	86,269	CZK	1,862,040	BNP Paribas S.A.	01/24/18	(1,277)
USD	67,820	CZK	1,461,510	Bank of America N.A.	01/24/18	(895)
USD	159,908	HUF	42,428,310	BNP Paribas S.A.	01/24/18	(4,105)
USD	38,836	HUF	10,300,340	Morgan Stanley & Co. International PLC	01/24/18	(981)
USD	742,142	IDR	10,088,676,320	Morgan Stanley & Co. International PLC	01/24/18	(2,807)
USD	19,473	IDR	265,000,000	UBS AG	01/24/18	(95)
USD	62,272	INR	4,005,030	Deutsche Bank AG	01/24/18	(391)
USD	223,642	MYR	910,000	UBS AG	01/24/18	(137)
USD	295,727	MYR	1,205,000	UBS AG	01/24/18	(596)
USD	12,405	PLN	43,490	Goldman Sachs International	01/24/18	(89)
USD	20,905	PLN	74,720	Goldman Sachs International	01/24/18	(561)
USD	27,957	PLN	99,070	Goldman Sachs International	01/24/18	(504)
USD	30,943	RUB	1,815,410	Morgan Stanley & Co. International PLC	01/24/18	(463)
USD	920,025	RUB	54,708,370	Morgan Stanley & Co. International PLC	01/24/18	(26,389)
USD	40,250	TRY	155,090	Morgan Stanley & Co. International PLC	01/24/18	(397)
USD	207,123	ZAR	2,826,040	Bank of America N.A.	01/24/18	(20,560)
USD	57,079	ZAR	724,570	Deutsche Bank AG	01/24/18	(1,297)
USD	52,425	ZAR	712,160	Goldman Sachs International	01/24/18	(4,951)
USD	55,323	ZAR	689,870	Goldman Sachs International	01/24/18	(257)
USD	62,660	ZAR	831,380	Morgan Stanley & Co. International PLC	01/24/18	(4,321)
USD	82,310	ZAR	1,100,520	Morgan Stanley & Co. International PLC	01/24/18	(6,355)
ZAR	113,948	USD	9,198	BNP Paribas S.A.	01/24/18	(18)
RON	148,430	USD	38,190	UBS AG	01/25/18	(29)
USD	37,993	RON	148,430	Goldman Sachs International	01/25/18	(169)
USD	37,974	RON	148,430	UBS AG	01/25/18	(188)
ARS	588,270	USD	31,798	Deutsche Bank AG	03/07/18	(1,263)
ARS	375,610	USD	20,486	Morgan Stanley & Co. International PLC	03/07/18	(989)

						(121,053)

	Net Unrealized Appreciation					$49,861

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Bank of America N.A.	04/12/18	TRY	3.78	USD	2,500	$31,820

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR	Quarterly	7.12%	Quarterly	N/A	07/27/22	ZAR	8,000	$(3,704)	$—	$(3,704)
3-Month JIBAR	Quarterly	7.76%	Quarterly	N/A	07/27/27	ZAR	7,000	(4,778)	—	(4,778)

								$(8,482)	$—	$(8,482)

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER	At Termination	8.06%	At Termination	Credit Suisse International	N/A	01/02/19	BRL	1,596	$5,580	$—	$5,580
1-Day BZDIOVER	At Termination	8.86%	At Termination	BNP Paribas S.A.	N/A	01/04/21	BRL	497	134	—	134
1-Day BZDIOVER	At Termination	9.19%	At Termination	Credit Suisse International	N/A	01/04/21	BRL	3,335	11,233	—	11,233
1-Day BZDIOVER	At Termination	9.31%	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	699	3,183	—	3,183
1-Day BZDIOVER	At Termination	9.25%	At Termination	Goldman Sachs International	N/A	01/02/23	BRL	398	(2,439)	—	(2,439)
1-Day BZDIOVER	At Termination	9.30%	At Termination	Goldman Sachs International	N/A	01/02/23	BRL	369	(2,036)	—	(2,036)
1-Day BZDIOVER	At Termination	9.41%	At Termination	Deutsche Bank AG	N/A	01/02/23	BRL	410	(1,633)	—	(1,633)
1-Day BZDIOVER	At Termination	9.56%	At Termination	BNP Paribas S.A.	N/A	01/02/23	BRL	200	(286)	—	(286)
1-Day BZDIOVER	At Termination	10.06%	At Termination	BNP Paribas S.A.	N/A	01/02/25	BRL	300	84	—	84
1-Day BZDIOVER	At Termination	9.58%	At Termination	Goldman Sachs International	N/A	01/02/25	BRL	220	(2,153)	—	(2,153)
1-Day BZDIOVER	At Termination	9.71%	At Termination	Bank of America N.A.	N/A	01/02/25	BRL	129	(932)	—	(932)
1-Day BZDIOVER	At Termination	9.94%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	338	(1,018)	—	(1,018)

									$9,717	$—	$9,717

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$—	$(8,482)
OTC Derivatives	$—	$—	$20,214	$(10,497)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statememts of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$18,192	$—	$18,192
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	170,914	—	—	170,914
Options purchased
Investments at value — unaffiliated(b)	—	—	—	31,820	—	—	31,820
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	20,214	—	20,214

	$—	$—	$—	$202,734	$38,406	$—	$241,140

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$73	$—	$73
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	121,053	—	—	121,053
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	8,482	—	8,482
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received					10,497		10,497

	$—	$—	$—	$121,053	$19,052	$—	$140,105

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

For the period ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$17,050	$—	$17,050
Forward foreign currency exchange contracts	—	—	—	225,795	—	—	225,795
Swaps	—	—	—	—	1,718		1,718

	$—	$—	$—	$225,795	$18,768	$—	$244,563

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$18,119	$—	$18,119
Forward foreign currency exchange contracts	—	—	—	49,861	—	—	49,861
Options purchased(a)	—	—	—	6,345	—	—	6,345
Swaps	—	—	—	—	1,235		1,235

	$—	$—	$—	$56,206	$19,354	$—	$75,560

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,251,203
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,036,346
Average amounts sold — in USD	$7,627,282
Options:
Average value of option contracts purchased	$15,910
Interest rate swaps:
Average notional amount-receives fixed rate	$3,627,647

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$131		$5,360
Forward foreign currency exchange contracts	170,914		121,053
Options	31,820	(a)	—
Swaps — Centrally cleared	790		—
Swaps — OTC(b)	20,214		10,497

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$223,869		$136,910

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(921)		(5,360)

Total derivative assets and liabilities subject to an MNA	$222,948		$131,550

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$47,072	$(23,810)	$—	$—	$23,262
BNP Paribas S.A.	3,230	(3,230)	—	—	—
Credit Suisse International	16,813	—	—	—	16,813
Deutsche Bank AG	52,736	(6,489)	—	—	46,247
Goldman Sachs International	57,087	(31,398)	—	—	25,689
Morgan Stanley & Co. International PLC	39,050	(39,050)	—	—	—
Royal Bank of Scotland PLC	6,960	(6,960)	—	—	—

	$222,948	$(110,937)	$—	$—	$112,011

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)(c)
Bank of America N.A.	$23,810	$(23,810)	$—	$—	$—
BNP Paribas S.A.	5,686	(3,230)	—	—	2,456
Deutsche Bank AG	6,489	(6,489)	—	—	—
Goldman Sachs International	31,398	(31,398)	—	—	—
Morgan Stanley & Co. International PLC	56,061	(39,050)	—	—	17,011
Royal Bank of Scotland PLC	7,061	(6,960)	—	—	101
UBS AG	1,045	—	—	—	1,045

	$131,550	$(110,937)	$—	$—	$20,613

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$2,051,249	$—	$2,051,249
Foreign Agency Obligations	—	20,555,784	—	20,555,784
Short-Term Securities	1,598,184	169,104	—	1,767,288
Options Purchased:
Foreign currency exchange contracts	—	31,820	—	31,820

	$1,598,184	$22,807,957	$—	$24,406,141

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Local Currency Bond Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$170,914	$—	$170,914
Interest rate contracts	$18,192	20,214	—	38,406
Liabilities:
Forward foreign currency contracts	—	(121,053)	—	(121,053)
Interest rate contracts	(73)	(18,979)	—	(19,052)

	$18,119	$51,096	$—	$69,215

(a)	Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities

December 31, 2017

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

ASSETS
Investments at value — unaffiliated(a)	$23,338,559	$22,807,957
Investments at value — affiliated(b)	1,113,465	1,598,184
Cash pledged:
Cash pledged for futures contracts	66,000	35,000
Cash pledge for centrally cleared swaps	—	55,000
Foreign currency at value(c)	—	4,169
Receivables:
Interest — unaffiliated	489,027	441,685
Investment adviser	24,397	20,636
Investments sold	—	24,840
Principal paydowns	4,220	—
Variation margin on futures contracts	2,599	131
Dividends — affiliated	1,158	1,282
Variation margin on centrally cleared swaps	—	790
Swap premiums paid	12,064	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	170,914
OTC swaps	—	20,214
Deferred offering costs	67,083	67,083
Prepaid expenses	1,536	1,538

Total assets	25,120,108	25,249,423

LIABILITIES
Bank overdraft	890	—
Payables:
Offering costs	117,019	117,019
Income dividends	106,410	109,248
Other accrued expenses	65,855	65,855
Variation margin on futures contracts	3,969	5,360
Trustees’ and Officer’s fees	3,320	3,320
Administration fees	89	89
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	121,053
OTC swaps	3,085	10,497

Total liabilities	300,637	432,441

NET ASSETS	$24,819,471	$24,816,982

NET ASSETS CONSIST OF
Paid-in capital	$24,974,455	$24,970,528
Undistributed (distributions in excess of) net investment income	(98)	23,033
Accumulated net realized loss	(214,911)	(43,852)
Net unrealized appreciation (depreciation)	60,025	(132,727)

NET ASSETS	$24,819,471	$24,816,982

(a) Investments at cost — unaffiliated	$23,282,696	$23,010,461
(b) Investments at cost — affiliated	$1,113,465	$1,598,184
(c) Foreign currency at cost	$—	$4,303

See notes to financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2017

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

NET ASSETS VALUE

Institutional:
Net assets	$49,639	$49,888

Shares outstanding(d)	5,000	5,026

Net asset value	$9.93	$9.93

Class K:
Net assets	$24,769,832	$24,767,094

Shares outstanding(d)	2,495,000	2,495,000

Net asset value	$9.93	$9.93

(d)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

July 27, 2017(a) to December 31, 2017

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

INVESTMENT INCOME
Interest — unaffiliated	$587,957	$610,522
Dividends — affiliated	10,934	8,358
Foreign taxes withheld	(249)	(27,255)

Total investment income	598,642	591,625

EXPENSES
Investment advisory	59,066	64,122
Administration	4,564	4,542
Administration — class specific	2,149	2,139
Professional	56,363	56,363
Organization and offering costs	72,386	72,386
Trustees and Officer	6,600	6,600
Custodian	5,181	5,181
Printing	3,925	3,925
Registration	403	404
Transfer agent	13	13
Miscellaneous	2,414	2,415

Total expenses	213,064	218,090
Less:
Fees waived and/or reimbursed by the Manager	(143,064)	(137,743)
Fees waived by the Administrator	(4,477)	(4,454)
Administration fees waived — class specific	(2,144)	(2,133)
Transfer agent fees reimbursed — class specific	(5)	(6)

Total expenses after fees waived	63,374	73,754

Net investment income	535,268	517,871

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(118,122)	(96,138)
Futures contracts	(67,785)	17,050
Forward foreign currency exchange contracts	639	225,795
Foreign currency transactions	(552)	(55,290)
Capital gain distributions from investment companies — affiliated	5	6
Swaps	(29,009)	1,718

	(214,824)	93,141

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	55,863	(202,504)
Futures contracts	7,242	18,119
Forward foreign currency exchange contracts	—	49,861
Foreign currency translations	5	562
Swaps	(3,085)	1,235

	60,025	(132,727)

Net realized and unrealized loss	(154,799)	(39,586)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$380,469	$478,285

(a)	Commencement of operations.

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund
	Period from 07/27/17 (a) to 12/31/17	Period from 07/27/17 (a) to 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$535,268	$517,871
Net realized loss	(214,824)	93,141
Net change in unrealized appreciation (depreciation)	60,025	(132,727)

Net increase (decrease) in net assets resulting from operations	380,469	478,285

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(1,110)	(1,294)
Class K	(559,888)	(648,830)
From net realized gain:
Institutional	—	(23)
Class K	—	(11,412)

Decrease in net assets resulting from distributions to shareholders	(560,998)	(661,559)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,000,000	25,000,250
Reinvestment of common distributions	—	6

Net increase in net assets derived from capital share transactions	25,000,000	25,000,256

NET ASSETS
Total increase in net assets	24,819,471	24,816,982
Beginning of period	—	—

End of period	$24,819,471	$24,816,982

Undistributed (distributions in excess of) net investment income, end of period	$(98)	$23,033

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

BlackRock Emerging Markets Bond Fund
Institutional
Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$10.00

Net investment income(b)	0.21
Net realized and unrealized gain	(0.06)

Net increase (decrease) from investment operations	0.15

Distributions from net investment income(c)	(0.22)

Net asset value, end of period	$9.93

Total Return(d)(e)
Based on net asset value	1.53%

Ratios to Average Net Assets(f)(g)
Total expenses(h)	1.35%

Total expenses after fees waived and/or reimbursed	0.65%

Net investment income	4.93%

Supplemental Data
Net assets, end of period (000)	$50

Portfolio turnover rate	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.03%.

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Emerging Markets Bond Fund (continued)
Class K
Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$10.00

Net investment income(b)	0.21
Net realized and unrealized gain	(0.06)

Net increase (decrease) from investment operations	0.15

Distributions from net investment income(c)	(0.22)

Net asset value, end of period	$9.93

Total Return(d)(e)
Based on net asset value	1.55%

Ratios to Average Net Assets(f)(g)
Total expenses(h)	1.31%

Total expenses after fees waived and/or reimbursed	0.59%

Net investment income	4.98%

Supplemental Data
Net assets, end of period (000)	$24,770

Portfolio turnover rate	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.98%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund (continued)
	Institutional
	Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$10.00
Net investment income(b)	0.20
Net realized and unrealized gain	(0.01)

Net increase (decrease) from investment operations	0.19

Distributions:(c)
From net investment income	(0.26)
From net realized gain	(0.00	)(d)

Total distributions	(0.26)

Net asset value, end of period	$9.93

Total Return(e)(f)
Based on net asset value	1.96%

Ratios to Average Net Assets(g)(h)
Total expenses(i)	1.40%

Total expenses after fees waived and/or reimbursed	0.74%

Net investment income	4.80%

Supplemental Data
Net assets, end of period (000)	$50

Portfolio turnover rate	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.07%.

See notes to financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund (continued)
	Class K
	Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$10.00
Net investment income(b)	0.21
Net realized and unrealized gain	(0.02)

Net increase (decrease) from investment operations	0.19

Distributions:(c)
From net investment income	(0.26)
From net realized gain	(0.00	)(d)

Total distributions	(0.26)

Net asset value, end of period	$9.93

Total Return(e)(f)
Based on net asset value	1.98%

Ratios to Average Net Assets(g)(h)
Total expenses(i)	1.37%

Total expenses after fees waived and/or reimbursed	0.69%

Net investment income	4.85%

Supplemental Data
Net assets, end of period (000)	$24,767

Portfolio turnover rate	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Bond Fund	Emerging Markets Bond Fund	Non-diversified
BlackRock Emerging Markets Local Currency Bond Fund	Emerging Markets Local Currency Bond Fund	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed each Fund $21,750, which is included in expenses reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VAULATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or fund. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	ADMINISTRATION, INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
First $1 Billion	0.55%	0.60%
$1 Billion — $2 Billion	0.51	0.55
$2 Billion — $3 Billion	0.48	0.53
Greater than $3 Billion	0.46	0.50

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Class K	Total
Emerging Markets Bond Fund	$5	$2,144	$2,149
Emerging Markets Local Currency Bond Fund	6	2,133	2,139

Expense Limitations, Waivers and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period December 31, 2017, the amounts waived were as follows:

Total
Emerging Markets Bond Fund	$765
Emerging Markets Local Currency Bond Fund	578

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended December 31, 2017, there were no fees waived by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	0.68%	0.78%
Class K	0.59	0.69

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended December 31, 2017, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Total
Emerging Markets Bond Fund	$146,776
Emerging Markets Local Currency Bond Fund	141,619

These amounts are included in fees waived and/or reimbursed by the Manager, fees waived by the Administrator, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the period ended December 31, 2017, the funds and class specific expense waivers and/or reimbursements are as follows:

Administration fees waived

Class K
Emerging Markets Bond Fund	$2,144
Emerging Markets Local Currency Bond Fund	2,133

Transfer agent fees reimbursed

Class K
Emerging Markets Bond Fund	$5
Emerging Markets Local Currency Bond Fund	6

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring 12/31/19
BlackRock Emerging Markets Bond Fund
Fund Level	$125,026
Class K	2,149
BlackRock Emerging Markets Local Currency Bond Fund
Fund Level	$119,869
Class K	2,139

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2017, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond
Purchases	$28,017,404	$25,290,490
Sales	5,086,372	2,342,721

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the period ended December 31, 2017.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, and non-deductible expenses were reclassified to the following accounts:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond
Paid-in capital	$(25,545)	$(29,728)
Undistributed (distributions in excess of) net investment income	25,632	155,286
Accumulated net realized loss	(87)	(125,558)

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond
Ordinary income
12/31/2017	$560,998	$651,345
Long-term capital gains
12/31/2017	—	10,214

Total
12/31/2017	$560,998	$661,559

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond
Undistributed ordinary income	$—	$153,778
Capital loss carryforwards	(195,823)	—
Net unrealized gains (losses)(a)	40,839	(306,543)
Qualified late-year losses(b)	—	(781)

Total	$(154,984)	$(153,546)

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2017, Emerging Markets Bond had a capital loss carryforward of $195,823, with no expiration dates, available to offset future realized capital gains.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond
Tax cost	$24,407,110	$24,633,597

Gross unrealized appreciation	$419,058	$755,310
Gross unrealized depreciation	(378,126)	(968,749)

Net unrealized appreciation (depreciation)	$40,932	$(213,439)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended December 31, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 07/27/17(a) to 12/31/17
Emerging Markets Bond Fund	Shares	Amount
Institutional
Shares sold	5,000	$50,000

Class K
Shares sold	2,495,000	$24,950,000

Total Net Increase	2,500,000	$25,000,000

Emerging Markets Local Currency Bond Fund
Institutional
Shares sold	5,025	$50,250
Shares issued in reinvestment of distributions	1	6

Net increase	5,026	$50,256

Class K
Shares sold	2,495,000	$24,950,000

Total Net Increase	2,500,026	$25,000,256

(a)	Commencement of operations.

At December 31, 2017, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	5,000	5,000
Class K	2,495,000	2,495,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of

BlackRock Emerging Markets Local Currency Bond Fund and BlackRock Emerging Markets Bond Fund and the Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Emerging Markets Local Currency Bond Fund and BlackRock Emerging Markets Bond Fund of BlackRock Funds II (the “Funds”), as of December 31, 2017, the related statements of operations, changes in net assets, the financial highlights for the period from July 27, 2017 (commencement of operations) to December 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the period from July 27, 2017 to December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Important Tax Information  (unaudited)

During the fiscal period December 31, 2017, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Emerging Markets Bond	Emerging Markets Local Currency Bond
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(a)	July 2017 – December 2017	1.70%	—%
	August 2017 – December 2017	—	1.10
Federal Obligations(b)	July 2017 – December 2017	0.52	—

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Emerging Markets Local Currency Bond Fund distributed long-term capital gains of $0.004086 per share to shareholders of record on December 20, 2017.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on May 10, 2017 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Bond Fund and BlackRock Emerging Markets Local Currency Bond Fund (each, a “Fund” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), as investment advisor to each Fund. The Board also considered the approval of the proposed sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock”. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements”. The Funds commenced operations in July 2017.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for each Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”)(a) (b) information regarding BlackRock’s economic outlook for each Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing each Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to each Fund under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to each Fund was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to each Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to each Fund. The Board noted that BlackRock and its affiliates will provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Funds because the Funds were not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Cost of the Services to be Provided and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed each Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered each Fund’s estimated total net expense ratio, as well as the actual management fee rate, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the BlackRock Emerging Market Bond Fund’s contractual management fee rate and actual management fee rate ranked in the first quartile, the BlackRock Emerging Markets Local Currency Bond Fund’s contractual management fee rate and actual management fee rate ranked in the first and second quartiles, respectively, and that each Fund’s estimated total expense ratio ranked in the first quartile, relative to the Fund’s peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of each Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of such Fund’s average daily net assets on a class-by-class basis.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Funds have not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also noted the existence of expense caps and advisory fee breakpoints.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to each Fund were consistent with those generally available to other mutual fund sponsors.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders would be able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a two-year term beginning on the effective date of each Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	41

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Director and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee (Since 2007)	Director, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (Director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Director, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Director, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Director and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Director, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Director and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Interested Trustees (d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Funds’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Trustees and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	45

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio of Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JSC	Joint Stock Company
KES	Kenyan Shilling
KZT	Kazakhstan Tenge

MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

ADDITIONAL INFORMATION	47

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMB-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Bond Fund	$36,720	N/A	$0	N/A	$17,500	N/A	$0	N/A
BlackRock Emerging Markets Local Currency Bond Fund	$36,720	N/A	$0	N/A	$17,500	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Bond Fund	$17,500	N/A
BlackRock Emerging Markets Local Currency Bond Fund	$17,500	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: March 8, 2018